UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Avenue of Americas, 28th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value	BCLI	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed on a Current Report on Form 8-K filed on November 3, 2023, Brainstorm Cell Therapeutics Inc. (the “Company”) received a notice in the form of a letter (the “Notice”) from the Listing Qualifications department (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) on November 1, 2023 notifying the Company that the Company was not in compliance with the $1.00 minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market (the “Minimum Bid Price Requirement”). The Notice also indicated that the Company would have 180 calendar days from the date of the Notice, or until April 29, 2024, to regain compliance with the Minimum Bid Price Requirement pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

On May 1, 2024, the Company received a staff determination letter (“Staff Letter”) from the Staff of Nasdaq indicating that the Company had not regained compliance with the Minimum Bid Price Requirement by April 29, 2024. Pursuant to the Nasdaq Listing Rules and the Staff Letter, if the Company does not request an appeal of the Staff’s determination by May 8, 2024, the Company’s securities will be scheduled for delisting from The Nasdaq Capital Market and will be suspended at the opening of business on May 10, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

On May 2, 2024, the Company submitted a hearing request to the Nasdaq Hearings Panel (the “Panel”) to appeal the Staff’s determination. On the same day, the Company received a letter from Nasdaq notifying the Company that, among other things, (i) the Panel hearing has been scheduled, (ii) the hearing request submitted by the Company has stayed the suspension of the Company’s securities and the filing of the Form 25-NSE pending a final written decision by the Panel, and (iii) the Panel is providing the Company with the option to participate in an expedited review process. The Company intends to participate in the expedited review process provided by the Panel.

Upon the conclusion of the expedited review process, the Panel may determine that an oral hearing is not necessary in order to grant the Company an exception to regain compliance in this matter. In this event, no hearing will be necessary, and the Panel will issue a decision describing the terms of the exception, including the compliance deadline and any milestones the Company must meet, based on the Company’s responses provided in the expedited review process and the written record. If the Panel is unable to conclude that an exception is appropriate based on the Company’s responses provided in the expedited review process and the written record, there would be no prejudice against the Company and the hearing will proceed as scheduled. At the Panel hearing, the Company intends to present a plan to regain compliance with the Minimum Bid Price Requirement. In the interim, the Company’s common stock will continue to trade on The Nasdaq Capital Market under the symbol “BCLI” at least pending the ultimate conclusion of the hearing process.

There can be no assurance that the Panel will determine to grant the Company an exception to regain compliance in this matter after the conclusions of the expedited review process, or that the Company’s plan to regain compliance presented in the hearing will be accepted by the Panel, or that, if it is, the Company will be able to regain compliance with the applicable Nasdaq listing requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These express or implied statements are not promises or guarantees and involve substantial risks and uncertainties. Examples of forward-looking statements herein include, without limitation, statements regarding the Company’s intent or ability to regain compliance with the Minimum Bid Price Requirement, the Company’s expectation that a request for a Panel hearing would stay delisting of its securities pending the conclusion of the hearing process, the outcome of the Panel’s review of any Company appeal of the Staff’s determination, and any courses of action to regain compliance with the Nasdaq continued listing requirements. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, there can be no assurance that the Company will meet the Minimum Bid Price Requirement within the required timeframe or otherwise in the future, or otherwise meet Nasdaq’s compliance standards, that Nasdaq will grant the Company any relief from the scheduled delisting as necessary or whether the Company can ultimately meet applicable Nasdaq requirements for any such relief. These forward-looking statements should be considered together with the risks and uncertainties that may affect the Company’s business and future results included in the Company’s filings with the SEC at www.sec.gov. These forward-looking statements are based on information currently available to the Company, and the Company assumes no obligation to update any forward-looking statements except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINSTORM CELL THERAPEUTICS INC.

Date: May 3, 2024	By:	/s/ Chaim Lebovits
Chaim Lebovits
Chief Executive Officer